UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 5, 2008

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-52006 (Commission File Number)	98-0221142 (IRS Employer Identification #)

Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 5, 2008, ICO Global Communications (Holdings) Limited (“Company”) entered into a Securities Purchase Agreement (“Agreement”) with a small group of institutional investors (“Purchasers”). Pursuant to the terms of the Agreement, the Company will issue an aggregate of 6,515,697 shares of its Class A Common Stock, par value $0.01 per share (“Shares”), for aggregate gross proceeds to the Company of $23,500,000. The closing of this transaction (“Closing”) is scheduled to occur on June 9, 2008. The Purchasers represented they are each an “accredited investor” (as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (“Act”)).

Pursuant to the terms of the Agreement, the Company is required to file a registration statement relating to the offer and sale of the Shares by the Purchasers not later than 30 days after Closing. The Company is also obligated to use commercially reasonable efforts to cause the registration statement to be declared effective as promptly as practicable and no later than 75 days after filing.

The Purchasers include investment funds associated with Highland Capital Management, L.P. (“Highland”). Prior to these funds’ purchase of 4,158,955 shares of Class A Common Stock, Highland beneficially owned 37,911,625 Shares of Class A Common Stock, according to Highland’s Form 4 filed with the Securities and Exchange Commission on April 29, 2008. Following the Closing, Highland now beneficially owns 42,070,580 shares of Class A Common Stock, representing an economic interest of approximately 18.97% and a voting interest of approximately 5.85%.

A form of the Agreement is filed as Exhibit 10.1 to this report. The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Please see Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by reference, for a description of the terms of the issuance of the Shares. The Shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by the Company in connection with the sale, and the Purchasers represented that they are each an “accredited investor,” as defined in the Act.

Item 8.01	Other Events.

On June 6, 2008, the Company issued a press release announcing the sale of the Shares to the Purchasers. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement.
99.1	Press Release dated June 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED(Registrant)

June 6, 2008	By:	/s/ John L. Flynn
John L. Flynn Executive Vice President, General Counsel and Corporate Secretary